UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 21, 2011

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Clove Road, Little Falls, New Jersey	07424
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

ON OCTOBER 27, 2011, THE REGISTRANT FILED A CURRENT REPORT ON FORM 8-K RELATING TO AMENDMENTS TO THE 2006 EQUITY INCENTIVE PLAN (THE “2006 PLAN”) AND CERTAIN OTHER COMPENSATION PLANS OF CANTEL MEDICAL CORP.  THE PURPOSE OF THIS AMENDMENT IS TO FILE AS EXHIBIT 10.1 A REVISED COPY OF THE 2006 PLAN THAT CORRECTS ERRORS IN THE COPY INCLUDED IN THE FORM 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits are filed herewith:

Exhibit

Exhibit No.	Exhibit Description
10.1	Cantel Medical Corp. 2006 Equity Incentive Plan, as amended October 21, 2011.

10.2	Cantel Medical Corp. Annual Incentive Compensation Plan, as amended October 21, 2011.*

10.3	Cantel Medical Corp. Long Term Incentive Compensation Plan, as amended October 21, 2011.*

10.4	Form of 2006 Equity Incentive Plan Stock Option Agreement.*

10.5	Form of 2006 Equity Incentive Plan Restricted Stock Agreement.*

10.6	Form of 2006 Equity Incentive Plan Director Restricted Stock Agreement.*

99.1	Press release of Registrant dated October 21, 2011.*

*  Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

By:	/s/ Andrew A. Krakauer
Andrew A. Krakauer,
President and Chief Executive Officer

Date: October 28, 2011

Exhibit Index

Exhibit No.	Exhibit Description
10.1	Cantel Medical Corp. 2006 Equity Incentive Plan, as amended October 21, 2011.

10.2	Cantel Medical Corp. Annual Incentive Compensation Plan, as amended October 21, 2011.*

10.3	Cantel Medical Corp. Long Term Incentive Compensation Plan, as amended October 21, 2011.*

10.4	Form of 2006 Equity Incentive Plan Stock Option Agreement.*

10.5	Form of 2006 Equity Incentive Plan Restricted Stock Agreement.*

10.6	Form of 2006 Equity Incentive Plan Director Restricted Stock Agreement.*

99.1	Press release of Registrant dated October 21, 2011.*

* Previously filed